Conseco Fund Group

Semi-Annual Report

June 30, 1997

Equity
Fund

Asset
Allocation
Fund

Fixed
Income
Fund

GSEMI 6/97

                               CONSECO FUND GROUP

                                TABLE OF CONTENTS

====================================================================================================================================
                                                                                                                             PAGE
Report from the President..................................................................................................     2

CONSECO FUND GROUP

Statement of Assets and Liabilities as of June 30, 1997....................................................................     3
Statement of Operations for the period from inception (January 2, 1997) through June 30, 1997..............................     4
Statement of Changes in Net Assets for the period from inception (January 2, 1997) through June 30, 1997...................     5

EQUITY FUND

Report from the Equity Fund Adviser........................................................................................     6
Statement of Investments in Securities as of June 30, 1997.................................................................   7-8

ASSET ALLOCATION FUND

Report from the Asset Allocation Fund Advisers.............................................................................     9
Statement of Investments in Securities as of June 30, 1997................................................................. 10-11

FIXED INCOME FUND

Report from the Fixed Income Fund Adviser..................................................................................    12
Statement of Investments in Securities as of June 30, 1997................................................................. 13-14

Notes to Financial Statements.............................................................................................. 15-18

Special Meeting of Shareholders--March 28, 1997.............................................................................    19

Board of Trustees and Fund Service Providers...............................................................................    20
















   This report is for the information of shareholders of the Conseco Fund Group. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus which contains more complete information, including charges and expenses.

                               CONSECO FUND GROUP
================================================================================
REPORT FROM
THE PRESIDENT

   Dear Shareholder:

   The performance of the Conseco Fund Group for the first six months of 1997 is presented below:

                                              SIX MONTHS          SIX MONTHS
                                                 ENDED                ENDED
                                             JUNE 30, 1997       JUNE 30, 1997
FUND                                       CLASS A SHARES(1)    CLASS Y SHARES
================================================================================
Asset Allocation Fund.............................     6.65%         6.90%
Equity Fund.......................................     8.50%         8.80%
Fixed Income Fund.................................     3.41%         3.71%
--------------------------------------------------------------------------------

Note: Past performance is not indicative of future results.

(1)  Total return figures do not reflect deduction of sales charges.

   The stock market continued on a torrid pace. After back-to-back returns of 37.54% and 22.95% for 1995 and 1996, by the Standard & Poor's 500 ("S&P 500"),
the first six months of 1997 has the S&P 500 up 20.60%. Yet the broad market, while still showing solid returns, has not kept pace with the elusive S&P 500 benchmark. There is a significant gulf in returns between large capitalization stocks and small capitalization stocks. This divergence has persisted for well over a year and according to an article in Barron's magazine (May 5, 1997), we have not seen such divergence since 1937.

   What has occurred in our stock market is exactly what Federal Reserve Chairman Greenspan feared when he was preparing the markets for an increase in short-term interest rates last March: that the exuberance of an asset inflation could work its way into the economy. In fact, one can argue that the inflation of stock prices is helping to drive the economy. The stock market has become the defining event of the 1990's, permeating every aspect of our lives. Consumer's balance sheets have been significantly strengthened, and their retirement is less dependent on the shrinking government safety net. When combined with the cozy job and income picture, it should be no surprise that consumer confidence is at 30-year highs.

   Given the decline in the level of interest rates and the emphasis in the stock market, we believe the financial markets are unprepared, both from a fundamental and technical standpoint, for what the next couple of quarters will bring. There is likely to be a re-assessment of market complacency in the months ahead in response to an economic rebound following the pause in the second quarter. We continue to believe that the next move in the Federal Funds interest rate is likely to be upward, and that the case for a tightening could become clear very quickly if the economy rebounds during the summer. However, at this stage, we do not expect a repeat of 1994, where multiple increases by the Federal Reserve Board had a significant impact on fixed income valuations.

   Longer term, however, we are very encouraged by the position of the economy. The catalyst in this expansion is capital investment--investment in information technology which will continue to help in improvements in productivity. We expect the consumer to remain very sound given the growth in wages and wealth creation, decreased unemployment, and soaring consumer confidence levels.

   Sincerely,
   /s/Maxwell E. Bublitz
   ---------------------
   Maxwell E. Bublitz
   President
   Conseco Capital Management, Inc.

                               CONSECO FUND GROUP

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 1997
                                   (unaudited)

=============================================================================================================================
                                                                                                         ASSET          FIXED
                                                                                          EQUITY       ALLOCATION      INCOME
                                                                                           FUND           FUND          FUND
                                                                                    =========================================
Assets:
   Investments in securities at value (cost: $43,347,022;
     $9,901,112; $18,294,048, respectively)........................................  $48,854,864    $10,656,716    $18,429,263
   Accrued interest and dividends..................................................       47,374         90,404        267,461
   Receivable for securities sold..................................................    2,462,653        895,089      1,045,440
   Receivable for shares sold......................................................       18,954            101             63
   Receivable from Conseco, Inc. and subsidiaries..................................         --           29,818         41,308
   Cash............................................................................      999,163        598,967      1,965,445
   Organizational costs............................................................       83,882         83,882         83,882
------------------------------------------------------------------------------------------------------------------------------
       Total assets................................................................   52,466,890     12,354,977     21,832,862
------------------------------------------------------------------------------------------------------------------------------
Liabilities and net assets:
   Payable to Conseco, Inc. and subsidiaries.......................................      120,540         93,000         93,000
   Accrued expenses................................................................       28,102         30,483         32,155
   Distributions payable...........................................................            9         68,286         87,162
   Payable for securities purchased................................................    2,089,285      1,023,441      2,095,875
------------------------------------------------------------------------------------------------------------------------------
       Total liabilities...........................................................    2,237,936      1,215,210      2,308,192
------------------------------------------------------------------------------------------------------------------------------
         Net assets................................................................  $50,228,954    $11,139,767    $19,524,670
==============================================================================================================================
Net assets consist of:
   Paid in capital.................................................................  $44,170,268    $10,543,011    $19,322,654
   Accumulated undistributed net investment income (loss)..........................      (24,646)         6,118         16,750
   Accumulated undistributed net realized gain (loss) on investments...............      575,490       (164,966)        50,052
   Net unrealized appreciation on investments......................................    5,507,842        755,604        135,214
------------------------------------------------------------------------------------------------------------------------------
         Net assets................................................................  $50,228,954    $11,139,767    $19,524,670
==============================================================================================================================
Net asset value, redemption price and offering price per share:
   Class A Shares:
     Shares outstanding............................................................      141,684         41,038          4,357
     Net assets....................................................................   $1,537,971       $433,074        $43,817
     Net asset value and redemption price per share................................       $10.85         $10.55         $10.06
     Maximum sales charge per share (5 percent of offering price)..................          .57            .56            .53
     Maximum offering price per share..............................................        11.42          11.11          10.59
   Class Y Shares:
     Shares outstanding............................................................    4,474,639      1,012,757      1,933,502
     Net assets....................................................................  $48,690,983    $10,706,693    $19,480,853
     Net asset value, redemption price and offering price per share................       $10.88         $10.57         $10.08


   The accompanying notes are an integral part of these financial statements.

                                                                               3

                                                          CONSECO FUND GROUP

                                                        STATEMENT OF OPERATIONS
                                 For  the  period  from  inception (January 2, 1997) through June 30, 1997
                                                              (unaudited)
===============================================================================================================================
                                                                                                           ASSET         FIXED
                                                                                           EQUITY        ALLOCATION      INCOME
                                                                                            FUND            FUND          FUND
                                                                                        =======================================
Investment income:
   Interest.....................................................................        $       --       $161,938      $430,617
   Dividends....................................................................            88,500         13,965            --
-------------------------------------------------------------------------------------------------------------------------------
       Total investment income..................................................            88,500        175,903       430,617
-------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees.....................................................            61,439         18,156        15,619
   Transfer agent fee - Class A shares..........................................            19,870         15,513        14,543
   Transfer agent fee - Class Y shares..........................................            17,862         17,984        17,974
   Reports - printing...........................................................            12,874         12,874        12,874
   Administration fee...........................................................            22,363         10,078        12,655
   Audit fees...................................................................             9,807          9,807         9,807
   Director fees and expenses...................................................             5,626          5,626         5,626
   Legal fees...................................................................             3,972          3,972         3,972
   Amortization of organizational costs.........................................             9,118          9,118         9,118
   Insurance....................................................................             4,905          4,905         4,905
   Custody fees.................................................................             7,344          7,305         3,972
   Distribution and service fees related to Class A shares......................             1,082            310            63
   Other........................................................................               490            490           491
-------------------------------------------------------------------------------------------------------------------------------
       Total expenses...........................................................           176,752        116,138       111,619
-------------------------------------------------------------------------------------------------------------------------------
Less expense reductions:
   Custody fee credits (note 1).................................................             7,344          7,305         3,972
   Fees waived and/or charged to subsidiaries of Conseco, Inc. (note 3).........            56,262         58,051        69,583
-------------------------------------------------------------------------------------------------------------------------------
       Total expense reductions.................................................            63,606         65,356        73,555
-------------------------------------------------------------------------------------------------------------------------------
       Net expenses.............................................................           113,146         50,782        38,064
-------------------------------------------------------------------------------------------------------------------------------
       Net investment income (loss).............................................           (24,646)       125,121       392,553

Net realized gains (losses) on sales of investments.............................           575,490       (164,966)       50,052
Net change in unrealized appreciation of investments............................         5,507,842        755,604       135,214
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on investments................................         6,083,332        590,638       185,266
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations......................................        $6,058,686       $715,759      $577,819
===============================================================================================================================

   The accompanying notes are an integral part of these financial statements.

                                                          CONSECO FUND GROUP

                                            STATEMENT OF CHANGES IN NET ASSETS
                                  For the period from  inception  (January 2, 1997) through June 30, 1997
                                                              (unaudited)
===============================================================================================================================
                                                                                                            ASSET         FIXED
                                                                                           EQUITY        ALLOCATION      INCOME
                                                                                            FUND            FUND          FUND
                                                                                      =========================================
Changes from operations:
   Net investment income (loss)..................................................     $   (24,646)   $   125,121     $  392,553
   Net realized gains (losses) on sales of investments...........................         575,490       (164,966)        50,052
   Net change in unrealized appreciation of investments..........................       5,507,842        755,604        135,214
---------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from operations................................       6,058,686        715,759         577,819
---------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
   Class A shares................................................................              --         (3,091)           (894)
   Class Y shares................................................................              --        115,912)       (374,909)
---------------------------------------------------------------------------------------------------------------------------------
       Total dividends to shareholders from net investment income................              --       (119,003)       (375,803)
---------------------------------------------------------------------------------------------------------------------------------

Capital share transactions:
   Net proceeds from sales of shares.............................................      45,975,615     10,460,177     19,309,559
   Net asset value of shares issued from reinvestment of dividends
     and distributions...........................................................              --         50,691        277,853
   Cost of shares redeemed.......................................................      (1,838,697)        (1,207)      (298,108)
---------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from capital share transactions................      44,136,918     10,509,661     19,289,304
---------------------------------------------------------------------------------------------------------------------------------
       Total net increase in net assets..........................................      50,195,604     11,106,417     19,491,320

         Net assets, beginning of period.........................................          33,350         33,350         33,350
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (including accumulated undistributed investment
  income (loss) of $(24,646), $6,118 and $16,750, respectively)..................     $50,228,954    $11,139,767    $19,524,670
=================================================================================================================================
Share data:
   Class A shares:
     Sold........................................................................         140,742         39,387          2,615
     Issued in reinvestment of dividends.........................................              --             63             75
     Redeemed....................................................................            (726)           (80)            --
---------------------------------------------------------------------------------------------------------------------------------
         Net increase............................................................         140,016         39,370          2,690
=================================================================================================================================
   Class Y shares:
     Sold........................................................................       4,652,917      1,005,930      1,933,837
     Issued in reinvestment of dividends.........................................              --          5,195         27,780
     Redeemed....................................................................        (179,945)           (35)       (29,783)
---------------------------------------------------------------------------------------------------------------------------------
         Net increase............................................................       4,472,972      1,011,090      1,931,834
=================================================================================================================================


   The accompanying notes are an integral part of these financial statements.

                               CONSECO FUND GROUP

================================================================================
REPORT FROM THE
EQUITY FUND ADVISER

   Having just completed the second quarter of 1997, we have to admit that even from our fully-engaged vantage point, it was quite a ride! Seldom in the history of the market have investors been able to witness such extreme divergence and still been able to preserve (and even increase) the value of their portfolios. To begin with, investor sentiment (as measured by Investor's Intelligence), after indicating that 83% of all investors were bullish in mid-January, plummeted to only 31.9% by April 18th. This was the lowest reading in this popular survey in over 31/2 years and it came on the heels of the Federal Reserve Board (the "Fed") rate hike in late March that led investors to fear the Fed had begun a long and painful process of slowing the economy and the market. In retrospect however, this excessive pessimism proved to be just another great entry point as the market began a 20% rally for the balance of the quarter after economic data pointed to a deceleration in Gross National Product led by weakening consumer spending. Also as a continuation of a previously mentioned anomaly, the performance of the Standard & Poor's 500 ("S&P 500") continued to surge ahead of almost everything else in the market, led by the persistent capital flows into index funds. As a point of reference, the Vanguard Index 500 Fund (one of the largest and more popular index mutual funds) experienced nearly $9 billion in new inflows in the first six months of 1997. This inflow alone exceeded the total invested assets of the fund five years ago when net assets were $8.5 billion, well below the nearly $39 billion invested in the fund today. It's no wonder we hear about one active manager after another throwing in the towel and abandoning their long-standing investment strategy in favor of "index hugging".

   During the quarter, the S&P 500 returned 17.45%, slightly ahead of the Russell 2000 return of 16.21%. As mentioned above, the solid performance posted by the Russell 2000 mostly occurred in May after small cap stocks became extremely over-sold in April. On a year-to-date basis, the S&P 500 is up 20.60%, still well ahead of the Russell (+10.4%) and much of the broader market. The Equity Fund, Class A shares, returned 14.20% for the quarter and 8.50%* for the first half of the year, and Class Y shares returned 14.26% for the quarter and 8.80% for the first half of the year. The gains in the market in the large cap sectors were mostly in cyclicals, such as truckers and machines, but strong returns were also posted in technology and networking stocks which rebounded off of April lows, and in software and the drug companies. The rally in small caps in May was led by technology issues which bore the brunt of the March-April sell-off and in health care, consumer and energy sectors. Some of the quarter's worst returns were experienced in gold producers, oil exploration and production companies, utilities and restaurants.

   Our activity during the quarter was driven by our efforts to take advantage of the weakness in April and increase our mix of more liquid names at depressed levels. This resulted in a slightly larger capitalization mix by the quarter end with 10% of our model portfolio in large cap names (mostly financials), 62% in mid-cap and 28% in small-cap. This mix was up slightly from the 35% small-cap held at the end of the last quarter. Some of the names added in the quarter were energy issues such as BJ Services, Kinder Morgan Energy, technology issues such as Andrew Corp., Kulicke & Soffa, Exar and Dynatech and other names such as Great Lakes Chemical, Dentsply, Rouse and Hasbro. On the selling side, we exited Cellstar, one of our larger holdings with a nearly 70% gain and used strength in names such as Quantum Corp., Med Partners, and Apache to generate cash for new commitments. Lastly, we exited Finish Line and Footstar after growing pains by Nike caused the fundamentals in athletic footwear retailing to turn negative.

   Going forward, we plan to stay diligently focused on our bottom-up discipline of uncovering growing businesses that can still be purchased at reasonable valuations. Although we are not going to concern ourselves with the direction of the market over the balance of 1997, we have to admit that further progress in the S&P 500 from here seems difficult. To continue to advance, the market must rationalize even higher price to earnings ratios than we have today, which are quite high by historical measures. Whatever the course of the second half, we will keep a watchful eye for excessive speculation. If such conditions materialize, we will not hesitate to take gains when our stocks become overvalued and sit on the sidelines until more great buying opportunities present themselves.

   /s/Thomas J. Pence
   ------------------
   Thomas J. Pence
   Vice President
   Portfolio Manager
   Conseco Capital Management, Inc.

   *Total return figures do not reflect deduction of sales charges.

                               CONSECO FUND GROUP

                                   EQUITY FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  June 30, 1997
                                   (unaudited)
================================================================================
 NUMBER
OF SHARES                   SECURITY                                     VALUE
================================================================================
         COMMON STOCKS
          (97.62% OF TOTAL INVESTMENTS)

         AIR TRANSPORTATION (3.88%)
  27,500 Atlas Air Inc. (a)............................                $ 948,750
  34,250 Comair Holdings, Inc..........................                  948,297
                                                                       ---------
                                                                       1,897,047
                                                                       ---------
         AMUSEMENT AND RECREATION SERVICES (2.54%)
  28,400 Cedar Fair - LP...............................                1,242,500
                                                                       ---------
         APPAREL AND ACCESSORY STORES (1.57%)
  43,850 Claire's Stores, Inc..........................                  767,375
                                                                       ---------
         BUSINESS SERVICES (14.52%)
  36,250 Affiliated Computer Svcs - A (a)..............                1,015,000
  28,700 Autodesk, Inc.................................                1,099,569
  17,200 CDI Corporation (a)...........................                  717,025
  38,250 Comdisco Incorporated.........................                  994,500
  35,400 IKOS Systems Inc. (a).........................                  756,675
  36,500 Renters Choice, Inc. (a)......................                  725,437
  47,975 Software Artistry Inc. (a)....................                  761,603
  60,700 Sotheby's Holdings - Class A..................                1,024,313
                                                                       ---------
                                                                       7,094,122
                                                                       ---------
         CHEMICALS AND ALLIED PRODUCTS (5.22%)
  16,700 Goodrich (B.F.) Company.......................                  723,319
  17,600 Great Lakes Chemical Corp.....................                  921,800
  39,400 Serologicals Corporation (a)..................                  906,200
                                                                       ---------
                                                                       2,551,319
                                                                       ---------
         COMMUNICATIONS BY PHONE,
         TELEVISION, RADIO, CABLE (5.15%)
  24,300 Emmis Broadcasting Corp. (a)..................                1,060,087
  95,300 Tel-Save Holdings, Incorporated (a)...........                1,453,325
                                                                       ---------
                                                                       2,513,412
                                                                       ---------
         CONSTRUCTION - SPECIALIZED TRADES (1.37%)
  18,700 Dynatech Corporation (a)......................                  668,525
                                                                       ---------
         DEPOSITORY INSTITUTIONS (4.83%)
  13,150 First Banking System Incorporated.............                1,122,681
  21,950 Norwest Corp..................................                1,234,688
                                                                       ---------
                                                                       2,357,369
                                                                       ---------
         DURABLE GOODS - WHOLESALE (2.66%)
  15,100 Applied Industrial Tech Inc...................                  543,600
  26,600 Hasbro, Inc...................................                  754,775
                                                                       ---------
                                                                       1,298,375
                                                                       ---------
         ELECTRIC, GAS, WATER, COGENERATION, SANITARY
         SERVICES (.74%)
   7,550 Kinder Morgan Energy Partners L.P.............                  362,400
                                                                       ---------
         ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (5.06%)
  18,000 Andrew Corp. (a)..............................                  506,250
 103,865 Inter City Products Corp. (a).................                  564,766
  25,450 SBS Technologies (a)..........................                  588,531
  22,250 Semtech Corporation (a).......................                  812,125
                                                                       ---------
                                                                       2,471,672
                                                                       ---------
         ENGINEERING SERVICES, ACCOUNTING,
         MANAGEMENT (1.33%)
  53,100 Physician Support Systems (a).................                  650,475
                                                                       ---------
         FOOD STORES (2.01%)
  45,500 Casey's General Stores Inc....................                  979,672
                                                                       ---------
         FURNITURE AND FIXTURES (1.93%)
  48,700 Furniture Brands International Inc. (a).......                  943,563
                                                                       ---------
         GENERAL MERCHANDISE STORES (3.17%)
  67,200 Ames Department Stores (a)....................                  651,000
  33,000 Family Dollar Stores..........................                  899,250
                                                                       ---------
                                                                       1,550,250
                                                                       ---------
         HEALTH SERVICES (2.13%)
  29,100 Quorum Health Group, Inc. (a).................                1,040,325
                                                                       ---------
         INDUSTRIAL, COMMERCIAL MACHINERY,
         COMPUTERS (1.93%)
  24,200 EMC Corporation...............................                  943,800
                                                                       ---------
         MEASURING INSTRUMENTS, PHOTO GOODS,
         WATCHES (5.41%)
  33,200 Analogic Corporation..........................                1,128,800
  13,500 DENTSPLY International, Inc...................                  749,700
  12,000 Sci Systems Incorporated (a)..................                  765,000
                                                                       ---------
                                                                       2,643,500
                                                                       ---------
         MISCELLANEOUS FURNITURE AND FIXTURES (.92%)
   9,450 Hillenbrand Industries........................                  448,875
                                                                       ---------
         MISCELLANEOUS RETAIL (2.03%)
  25,650 Brylane Inc. (a)..............................                  989,128
                                                                       ---------
         MOTION PICTURES, FILMS (1.85%)
 203,870 Video Update, Inc. Class A (a)................                  904,673
                                                                       ---------
         MOTOR FREIGHT TRANSPORTATION,
         WAREHOUSES (1.54%)
  48,250 American Freightways, Incorporated (a)........                  753,906
                                                                       ---------


   The accompanying notes are an integral part of these financial statements.

                               CONSECO FUND GROUP

                                   EQUITY FUND
              STATEMENT OF INVESTMENTS IN SECURITIES - (CONTINUED)
                                  June 30, 1997
                                   (unaudited)
================================================================================
 NUMBER
OF SHARES                   SECURITY                                     VALUE
================================================================================
         OIL AND GAS EXTRACTION (3.18%)
  13,200 B.J. Services Company (a).....................             $    707,850
  39,900 Oryx Energy Co. (a)...........................                  842,888
                                                                    ------------
                                                                       1,550,738
                                                                    ------------
         OPTICAL INSTRUMENTS AND LENSES (.43%)
   4,250 KLA - Tencor Corp.............................                  207,188
                                                                    ------------
         PAPER AND ALLIED PRODUCTS (3.04%)
  22,950 Schweitzer-Manduit Intl Inc...................                  860,625
   7,450 St. Joe Corporation...........................                  623,937
                                                                    ------------
                                                                       1,484,562
                                                                    ------------
         PERSONAL SERVICES (1.52%)
  28,800 CUC International Inc. (a)....................                  743,400
                                                                    ------------
         PRINTING, PUBLISHING AND ALLIED (2.07%)
  38,500 New England Business Service..................                1,013,031
                                                                    ------------
         REAL ESTATE OPERATORS, AGENTS,
         MANAGERS (3.15%)
  23,700 Fairfield Communities Inc. (a)................                  796,913
  25,100 Rouse Company.................................                  740,450
                                                                    ------------
                                                                       1,537,363
                                                                    ------------
         RETAIL - CATALOG AND MAIL-ORDER HOUSES (.80%)
  13,000 Insight Enterprises, Inc......................                  390,812
                                                                    ------------
         RETAIL - SHOE STORES (1.41%)
  12,600 Payless Shoesource Inc........................                  689,063
                                                                    ------------
         RUBBER AND MISCELLANEOUS
         PLASTIC PRODUCTS (1.64%)
  17,100 Reebok International Ltd......................                  802,631
                                                                    ------------
         SECURITY AND COMMODITY BROKERS (4.47%)
  18,700 Franklin Resources Inc........................                1,356,919
  31,950 New England Investment Companies L.P..........                  826,706
                                                                    ------------
                                                                       2,183,625
                                                                    ------------
         TRANSPORTATION EQUIPMENT (3.11%)
  47,800 Coltec Industries (a).........................                  932,100
  37,350 Kellstrom Industries Inc. (a).................                  588,262
                                                                    ------------
                                                                       1,520,362
                                                                    ------------
         WHOLESALE - GROCERIES AND
         RELATED PRODUCTS (1.01%)
  19,700 International Multifoods Corporation..........                  494,962
                                                                    ------------
         TOTAL COMMON STOCKS (COST - $42,176,727)  ....               47,690,020
                                                                    ------------
         PREFERRED STOCK - CONVERTIBLE
         (2.38% OF TOTAL INVESTMENTS)

         HOTELS, OTHER LODGING PLACES (2.38%)
  53,250 La Quinta Inns Inc............................              $ 1,164,844
                                                                    ------------
         TOTAL PREFERRED STOCK - CONVERTIBLE
         (COST - $1,170,295) ..........................                1,164,844
                                                                    ------------
         TOTAL STOCKS .................................               48,854,864
                                                                    ------------
         TOTAL INVESTMENTS IN SECURITIES
         (COST - $43,347,022)  ........................             $ 48,854,864
                                                                    ------------
--------------------------------------------
(a)   Non-dividend paying common stock.

   The accompanying notes are an integral part of these financial statements.

                               CONSECO FUND GROUP

================================================================================
REPORT FROM THE
ASSET ALLOCATION FUND ADVISERS

   During the first half of 1997, we maintained roughly a 60-40 split between stocks and bonds. While we have conceded that the equity market was not cheap toward the end of 1996, we have not deviated significantly from the asset mix we held throughout last year.

   There is significant dispersion between performance of large capitalization and small capitalization stocks, with the large caps outperforming so far this year. Yet, we have continued to find opportunities to invest in the equity area. If it becomes more difficult to uncover equity investment opportunities, we would consider reducing our overall exposure to stocks.

   Within the fixed income portion of the portfolio, we have had very strong performance this year from the high yield sector. Our strategy is to use high yield bonds in combination with investment grade securities to provide a higher level of income to the portfolio. Looking ahead, we may increase the allocation to convertible bonds as relative value improves and investment opportunities within the sector are identified.

   /s/Gregory J. Hahn                       /s/Thomas J. Pence
   ------------------                       ------------------
   Gregory J. Hahn, CFA                     Thomas J. Pence
   Senior Vice President                    Vice President
   Portfolio Manager                        Portfolio Manager
   Conseco Capital Management, Inc.         Conseco Capital Management, Inc.

                               CONSECO FUND GROUP

                              ASSET ALLOCATION FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  June 30, 1997
                                   (unaudited)
================================================================================
 SHARES OR
 PRINCIPAL
  AMOUNT                     SECURITY                                    VALUE
================================================================================
         COMMON STOCKS
         (58.03% OF TOTAL INVESTMENTS)

         AIR TRANSPORTATION (2.30%)
   3,100 Atlas Air Inc. (a)............................                $ 106,950
   5,000 Comair Holdings, Inc..........................                  138,437
                                                                       ---------
                                                                         245,387
                                                                       ---------
         AMUSEMENT AND RECREATION SERVICES (1.60%)
   3,900 Cedar Fair - LP...............................                  170,625
                                                                       ---------
         APPAREL AND ACCESSORY STORES (.97%)
   5,900 Claire's Stores, Inc..........................                  103,250
                                                                       ---------
         BUSINESS SERVICES (9.18%)
   4,850 Affiliated Computer Svcs - A (a)..............                  135,800
   4,400 Autodesk, Inc.................................                  168,575
   1,600 CDI Corporation (a)...........................                   66,700
   5,100 Comdisco Incorporated.........................                  132,600
   5,400 IKOS Systems Inc. (a).........................                  115,425
   4,900 Renters Choice, Inc. (a)......................                   97,387
   7,600 Software Artistry Inc. (a)....................                  120,650
   8,350 Sotheby's Holdings - Class A..................                  140,906
                                                                       ---------
                                                                         978,043
                                                                       ---------
         CHEMICALS AND ALLIED PRODUCTS (3.31%)
   2,300 Goodrich (B.F.) Company.......................                   99,619
   2,600 Great Lakes Chemical Corp.....................                  136,175
   5,100 Serologicals Corporation (a)..................                  117,300
                                                                       ---------
                                                                         353,094
                                                                       ---------
         COMMUNICATIONS BY PHONE,
         TELEVISION, RADIO, CABLE (3.20%)
   3,550 Emmis Broadcasting Corp. (a)..................                  154,869
  12,200 Tel-Save Holdings, Incorporated (a)...........                  186,050
                                                                       ---------
                                                                         340,919
                                                                       ---------
         CONSTRUCTION - SPECIALIZED TRADES (.84%)
   2,500 Dynatech Corporation (a)......................                   89,375
                                                                       ---------
         DEPOSITORY INSTITUTIONS (1.56%)
   2,950 Norwest Corp..................................                  165,937
                                                                       ---------
         DURABLE GOODS - WHOLESALE (1.24%)
     950 Applied Industrial Tech Inc...................                   34,200
   3,450 Hasbro, Inc...................................                   97,894
                                                                       ---------
                                                                         132,094
                                                                       ---------
         ELECTRIC, GAS, WATER, COGENERATION,
         SANITARY SERVICES (.45%)
   1,000 Kinder Morgan Energy Partners L.P.............                   48,000
                                                                       ---------
         ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (3.02%)
   3,600 Andrew Corp. (a)..............................                  101,250
   6,500 Inter City Products Corp. (a).................                   35,344
   3,450 SBS Technologies (a)..........................                   79,781
   2,900 Semtech Corporation (a).......................                  105,850
                                                                       ---------
                                                                         322,225
                                                                       ---------
         ENGINEERING SERVICES, ACCOUNTING,
         MANAGEMENT (.84%)
   7,300 Physician Support Systems (a).................                   89,425
                                                                       ---------
         FOOD STORES (1.23%)
   6,100 Casey's General Stores Inc....................                  131,341
                                                                       ---------
         FURNITURE AND FIXTURES (1.17%)
   6,450 Furniture Brands International Inc. (a).......                  124,969
                                                                       ---------
         GENERAL MERCHANDISE STORES (2.02%)
   9,450 Ames Department Stores (a)....................                   91,547
   4,550 Family Dollar Stores..........................                  123,988
                                                                       ---------
                                                                         215,535
                                                                       ---------
         HEALTH SERVICES (1.36%)
   4,050 Quorum Health Group, Inc. (a).................                  144,788
                                                                       ---------
         INDUSTRIAL, COMMERCIAL MACHINERY,
         COMPUTERS (1.17%)
   3,200 EMC Corporation...............................                  124,800
                                                                       ---------
         MEASURING INSTRUMENTS, PHOTO GOODS,
         WATCHES (3.37%)
   4,600 Analogic Corporation..........................                  156,400
   2,050 DENTSPLY International, Inc...................                  100,450
   1,600 Sci Systems Incorporated (a)..................                  102,000
                                                                       ---------
                                                                         358,850
                                                                       ---------
         MISCELLANEOUS FURNITURE AND FIXTURES (.27%)
     600 Hillenbrand Industries........................                   28,500
                                                                       ---------
         MISCELLANEOUS RETAIL (1.23%)
   3,400 Brylane Inc. (a)..............................                  131,112
                                                                       ---------
         MOTION PICTURES, FILMS (1.16%)
  27,780 Video Update, Inc. Class A (a)................                  123,274
                                                                       ---------
         MOTOR FREIGHT TRANSPORTATION,
         WAREHOUSES (.93%)
   6,350 American Freightways, Incorporated (a)........                   99,219
                                                                       ---------
         OIL AND GAS EXTRACTION (1.96%)
   1,750 B.J. Services Company (a).....................                   93,844
   5,450 Oryx Energy Co. (a)...........................                  115,131
                                                                       ---------
                                                                         208,975
                                                                       ---------

   The accompanying notes are an integral part of these financial statements.

                               CONSECO FUND GROUP

                              ASSET ALLOCATION FUND
              STATEMENT OF INVESTMENTS IN SECURITIES - (CONTINUED)
                                  June 30, 1997
                                   (unaudited)
================================================================================
 SHARES OR
 PRINCIPAL
  AMOUNT                     SECURITY                                    VALUE
================================================================================
         OPTICAL INSTRUMENTS AND LENSES (1.14%)
   2,500 KLA - Tencor Corp.............................             $    121,875
                                                                    ------------
         PAPER AND ALLIED PRODUCTS (1.94%)
   3,050 Schweitzer-Manduit Intl Inc...................                  114,375
   1,100 St. Joe Corporation...........................                   92,125
                                                                    ------------
                                                                         206,500
                                                                    ------------
         PERSONAL SERVICES (.95%)
   3,900 CUC International Inc. (a)....................                  100,669
                                                                    ------------
         PRINTING, PUBLISHING AND ALLIED (1.28%)
   5,200 New England Business Service..................                  136,825
                                                                    ------------
         REAL ESTATE OPERATORS, AGENTS,
         MANAGERS (1.91%)
   3,100 Fairfield Communities Inc. (a)................                  104,237
   3,350 Rouse Company.................................                   98,825
                                                                    ------------
                                                                         203,062
                                                                    ------------
         RUBBER AND MISCELLANEOUS
         PLASTIC PRODUCTS (1.19%)
   2,700 Reebok International Ltd......................                  126,731
                                                                    ------------
         SECURITY AND COMMODITY BROKERS (2.76%)
   2,500 Franklin Resources Inc........................                  181,406
   4,350 New England Investment Companies L.P..........                  112,556
                                                                    ------------
                                                                         293,962
                                                                    ------------
         TRANSPORTATION EQUIPMENT (1.87%)
   6,500 Coltec Industries (a).........................                  126,750
   4,600 Kellstrom Industries Inc. (a).................                   72,450
                                                                    ------------
                                                                         199,200
                                                                    ------------
         WHOLESALE - GROCERIES AND RELATED
         PRODUCTS (.61%)
   2,600 International Multifoods Corporation..........                   65,325
                                                                    ------------
         TOTAL COMMON STOCKS (COST - $5,454,530) ......                6,183,886
                                                                    ------------
         PREFERRED STOCK - CONVERTIBLE
          (1.48% OF TOTAL INVESTMENTS)

         HOTELS, OTHER LODGING PLACES (1.48%)
   7,200 La Quinta Inns Inc............................                  157,500
                                                                    ------------
         TOTAL PREFERRED STOCK - CONVERTIBLE
         (COST - $160,683) ............................                  157,500
                                                                    ------------
         CORPORATE BONDS
         (40.49% OF TOTAL INVESTMENTS)

         AUTO REPAIR AND PARKING (3.77%)
 400,000 Amerco Inc., 7.47%, due 1/15/27...............                  401,975
                                                                    ------------
         DEPOSITORY INSTITUTIONS (6.83%)
 200,000 Centura Bank Capital Trust I,
           8.845%, due 6/1/27, Series 144A.............                  205,212
 500,000 Dime Capital Trust, 9.33%, due 5/6/27.........                  522,251
                                                                    ------------
                                                                         727,463
                                                                    ------------
         DURABLE GOODS - WHOLESALE (1.00%)
 100,000 Pioneer Standard Electronics, 8.5%, due 8/1/06                  106,275
                                                                    ------------
         ELECTRIC, GAS, WATER, COGENERATION,
         SANITARY SERVICES (2.82%)
 300,000 MCN Financing VI, 6.85%, due 10/28/99.........                  300,660
                                                                    ------------
         FOOD AND KINDRED PRODUCTS (1.86%)
 200,000 RJR Nabisco Inc., 8.25%, due 7/1/04...........                  198,850
                                                                    ------------
         HOME FURNITURE AND EQUIPMENT
         STORES (4.72%)
 500,000 Macsaver Financial, 7.875%, due 8/1/03........                  502,752
                                                                    ------------
         LUMBER AND WOOD PRODUCTS,
         EXCEPT FURNITURE (4.74%)
 500,000 West Fraser Mill, 7.25%, due 9/15/02..........                  505,079
                                                                    ------------
         NON-DEPOSITORY CREDIT INSTITUTIONS (4.83%)
 500,000 First USA Bank, 7.65%, due 8/1/03.............                  514,690
                                                                    ------------
        REAL ESTATE INVESTMENT TRUSTS (2.81%)
 300,000 Carramerica Realty Corp., 7.20%, due 7/1/04...                  299,205
                                                                    ------------
        SECURITY AND COMMODITY BROKERS (2.79%)
 300,000 Paine Webber Grp, 7.625%, due 2/15/14.........                  297,799
                                                                    ------------
         STONE, CLAY, GLASS, CONCRETE (1.99%)
 200,000 USG Corp., 9.25%, due 9/15/01.................                  211,832
                                                                    ------------
        TRANSIT AND PASSENGER
         TRANSPORTATION (2.33%)
 250,000 Coach USA Inc., 9.375%, due 7/1/07............                  248,750
                                                                    ------------
         TOTAL CORPORATE BONDS (COST - $4,285,899) ....                4,315,330
                                                                    ------------
         TOTAL INVESTMENTS IN SECURITIES
         (COST - $9,901,112) ..........................             $ 10,656,716
                                                                    ------------
------------------------------------------------------
(a)   Non-dividend paying common stock.

   The accompanying notes are an integral part of these financial statements.

                               CONSECO FUND GROUP

================================================================================
REPORT FROM THE
FIXED INCOME FUND ADVISER

   Through the first half of 1997, the fixed income markets have traded in a very narrow range. In spite of strong economic growth, the downward trend in bond yields has continued through the second quarter based on the market's belief that inflation will not be a concern. The Federal Open Market Committee, which raised short term rates 25 basis points in March, has left interest rates to drift with the market's currents through the second quarter. However, given the healthy economy, the very tight labor markets and fairly tame price pressures, there is concern of the potential for a pick-up in inflation later in the year.

   The portfolio continues to maintain a healthy exposure to the Bank/Finance and Industrial sectors. An example of the type of security we have been investing in, we purchased the debt of First USA Bank based on its pending merger with higher rated Banc One Corporation. We expect to see incremental returns once First USA Bank is upgraded after the merger closes. Salomon Brothers continues to be one of the largest holdings and our Brokerage analyst, Rob Cook, is impressed with the string of profitable quarters which the company has reported over the past two years. In the industrial sector, we purchased TransOcean Offshore, an oil and gas exploration company we believe trades cheap to its current ratings. In the utility area, we purchased NRG Energy, an independent power producer which is a wholly-owned subsidiary of Northern States Power.

   While the mortgage-backed securities sector generally appears fully valued, we have increased portfolio exposure to the Asset-Backed Securities (ABS) sector. We continue to utilize ABS in the shorter portion of the portfolio where we believe certain ABS offer excellent relative value. Recently, we invested in GreenTree 97-B-B which is collateralized by consumer loans. We also added to our position in New York City Tax Lien 96-1-B which continues to offer excellent value shorter portion of the fixed income market.

   While there is not a significant yield advantage in corporate securities relative to U.S. Treasury yields, we believe there is value in certain taxable municipal bonds. This sector has been a growing part of the portfolio and we have recently added Mississippi Hospital Equipment and Facilities Authority and Tulane University which is insured by the Mutual Bond Insurance Association.

   Our style has been to maintain a level of interest rate exposure consistent with the general market and add incremental return by investing in specific securities which are considered to be undervalued. This style has held up well over the past six months, as well as over longer time frames.

   /s/Gregory J. Hahn
   ------------------
   Gregory J. Hahn, CFA
   Senior Vice President
   Portfolio Manager
   Conseco Capital Management, Inc.

                               CONSECO FUND GROUP

                                FIXED INCOME FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  June 30, 1997
                                   (unaudited)
================================================================================
 SHARES OR
 PRINCIPAL
  AMOUNT                     SECURITY                                    VALUE
================================================================================
         ASSET BACKED
         (5.51% OF TOTAL INVESTMENTS)
 229,607 Copelco Capital Funding Corp., 6.34%, due 7/20/04          $    230,817
 174,012 Lehman FHA Title I Loan Trust, 6.78%, due 3/25/08               174,766
 153,999 Midland Realty Acceptance Corporation,
           7.315%, due 8/25/28.........................                  156,464
 100,000 National Car Rental Financing LTD, 6.80%, due 4/20/00            99,812
 342,002 New York City Tax Lien, 6.91%, due 5/25/05....                  353,513
                                                                    ------------
         TOTAL ASSET BACKED (COST - $1,003,422) .......                1,015,372
                                                                    ------------
         CORPORATE BONDS
         (61.10% OF TOTAL INVESTMENTS)

         AUTO REPAIR AND PARKING (4.78%)
 575,000 Amerco Inc., 7.47%, due 1/15/27...............                  577,839
 200,000 Amerco Inc., 7.44%, due 10/2/06...............                  203,032
 100,000 AMERCO, 6.71%, due 10/15/08 ..................                  100,491
                                                                    ------------
                                                                         881,362
                                                                    ------------

         DEPOSITORY INSTITUTIONS (7.79%)
 450,000 Dao Heng Bank LTD, 7.75%, due 1/24/07.........                  450,867
 650,000 Morgan Stanley Fin PLC, 8.03%, due 2/25/17....                  647,347
 350,000 Republic NY Cap II-Stops, 7.53%, due 12/4/26..                  336,792
                                                                    ------------
                                                                       1,435,006
                                                                    ------------

         DURABLE GOODS - WHOLESALE (.58%)
 100,000 Pioneer Standard Electronics, 8.5%, due 8/1/06                  106,274
                                                                    ------------

         ELECTRIC, GAS, WATER, COGENERATION,
         SANITARY SERVICES (2.43%)
 450,000 NRG Energy Inc., 7.5%, due 6/15/07............                  447,800
                                                                    ------------

         FIRE, MARINE AND CASUALTY INSURANCE (3.85%)
 200,000 Horace Mann Educators, 6.625%, due 1/15/06....                  192,718
 100,000 Integon Corp, 9.50%, due 10/15/01.............                  108,500
 150,000 Leucadia, 8.25%, due 6/15/05..................                  155,170
 250,000 Leucadia National Corp., 7.785%, due 10/15/06.                  253,085
                                                                    ------------
                                                                         709,473
                                                                    ------------

         FOOD AND KINDRED PRODUCTS (2.71%)
 100,000 Panamerican Beverage Inc., 8.125%, due 4/1/03.                  102,575
 400,000 RJR Nabisco Inc., 8.25%, due 7/1/04...........                  397,700
                                                                    ------------
                                                                         500,275
                                                                    ------------

         HOME FURNITURE AND EQUIPMENT STORES (2.73%)
 500,000 Macsaver Financial, 7.875%, due 8/1/03........                  502,752
                                                                    ------------

         LIFE INSURANCE (2.70%)
 300,000 Delphi Financial, 8%, due 10/1/03.............                  290,818
 200,000 Delphi Funding LLC, 9.31%, due 3/25/27........                  206,124
                                                                    ------------
                                                                         496,942
                                                                    ------------

         LUMBER AND WOOD PRODUCTS,
         EXCEPT FURNITURE (3.84%)
 700,000 West Fraser Mill, 7.25%, due 9/15/02..........                  707,111
                                                                    ------------

         MINING - METALS AND ORES (.54%)
 100,000 Freeport McMoran C&G, 7.50%, due 11/15/06.....                   99,771
                                                                    ------------

         NATURAL GAS TRANSMISSION AND
         DISTRIBUTION (1.51%)
 250,000 Southwest Gas Company, 9.75%, due 6/15/02.....                  278,390
                                                                    ------------

         NON-DEPOSITORY CREDIT INSTITUTIONS (7.38%)
 250,000 First USA Bank, 7.65%, due 8/1/03.............                  257,345
 700,000 MCN Financing VI, 6.85%, due 10/28/99.........                  701,540
 150,000 Nationsbank Corp, 7.80%, due 9/15/16..........                  154,200
 250,000 St. Paul Bankcorp, 7.125%, due 2/15/04........                  246,772
                                                                    ------------
                                                                       1,359,857
                                                                    ------------

         OIL AND GAS EXTRACTION (5.57%)
 200,000 Petrozuata Finance, 8.22%, due 4/1/17.........                  199,454
 150,000 Ras Laffan Liq Nat Gas, 8.29%, due 3/15/14....                  157,255
 500,000 Transocean Offshore Inc., 8.0%, due 4/15/27...                  520,942
 150,000 Western Atlas Inc., 5.65%, due 7/13/97........                  149,952
                                                                    ------------
                                                                       1,027,603
                                                                    ------------

         PAPER AND ALLIED PRODUCTS (.58%)
 100,000 Westavaco, 10.3%, due 1/15/19 ................                  106,770
                                                                    ------------
         PETROLEUM REFINING (4.58%)
 278,000 Pennzoil Company, 9.625%, due 11/15/99........                  295,699
 400,000 Pennzoil Company, 10.625%, due 6/1/01.........                  429,144
 100,000 USX Corporation, 9.375%, due 2/15/12..........                  119,326
                                                                    ------------
                                                                         844,169
                                                                    ------------
         REAL ESTATE INVESTMENT TRUSTS (2.70%)
 500,000 Carramerica Realty Corp, 7.20%, due 7/1/04....                  498,675
                                                                    ------------
         SECURITY AND COMMODITY BROKERS (4.94%)
 400,000 Paine Webber Grp, 7.625%, due 2/15/14.........                  397,065
 200,000 Paine Webber Grp, 9.25%, due 12/15/01.........                  217,283
 100,000 Salomon Inc., 6.50%, due 8/15/03..............                   97,034
 200,000 Salomon Inc., 6.70%, due 7/5/00...............                  199,555
                                                                    ------------
                                                                         910,937
                                                                    ------------
         MISCELLANEOUS REPAIR SERVICES (1.89%)
 300,000 Greenwich Air, 10.50%, due 6/6/06.............                  348,000
                                                                    ------------
         TOTAL CORPORATE BONDS (COST - $11,177,941) ...               11,261,167
                                                                    ------------
         COLLATERALIZED MORTGAGE OBLIGATIONS
         (10.85% OF TOTAL INVESTMENTS)

 500,000 CMO Iroquois Trust, 7.0%, due 12/15/06........                  494,150
 230,878 JP Morgan Commercial Mortgage, 6.47%, due 11/25/27              224,697
 527,544 JP Morgan Comm Mortg Finc, 6.939%, due 12/26/28                 530,672
 500,000 Paine Webber Mtg Accept Corp CMO, 6.90%, due 1/2/12             500,895
 194,619 Rural Housing Trust 1987-1, 7.33%, due 4/1/26.                  195,945
  54,384 Structured Asset Securities Corp., 5.751%, due 2/25/28           54,085
                                                                    ------------
         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
         (COST - $2,002,958)  .........................                2,000,444
                                                                    ------------


   The accompanying notes are an integral part of these financial statements.

                               CONSECO FUND GROUP

                                FIXED INCOME FUND
              STATEMENT OF INVESTMENTS IN SECURITIES - (CONTINUED)
                                  June 30, 1997
                                   (unaudited)
================================================================================
 SHARES OR
 PRINCIPAL
  AMOUNT                     SECURITY                                    VALUE
================================================================================
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (10.69% OF TOTAL INVESTMENTS)
1,159,227    FHLMC G00479, 9.0%, due 4/1/25................         $  1,234,901
  296,716    FHLMC Structured Pass Through, 7.63%, due 8/25/22           308,425
  100,000    FNMA 7.0% Series 1994-63 Class PK, due 4/25/24               97,991
  230,796    FNMA 7.5% Pool 250307, due 7/1/25.............              232,091
   97,661    FNMA 7.0%, due 11/1/26........................               95,901
                                                                    ------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
            (COST - $1,942,681) ..........................             1,969,309
                                                                    ------------
            MUNICIPAL BONDS
            (11.85% OF TOTAL INVESTMENTS)

            PUBLIC FINANCE, TAXATION (11.85%)
  135,000   Augusta GA HSG Rehab Agy., 7.90%, due 3/1/99..               138,097
  100,000   Doylestown Pa Hosp Auth Hosp Rev, 8.375%, due 7/1/08         102,274
  300,000   Fort Worth Tex Higher Ed Fin Rev, 7.50%, due 10/1/06         301,370
  600,000   Mississippi Hosp Equip Facs Auth, 9.10%, due 4/1/06          609,223
  400,000   Philadelphia PA Auth Indl Dev, 6.488%, due 6/15/04           400,000
  350,000   Sisters of Providence Wa, 7.47%, due 10/1/07..               360,033
  270,000   Tulane Univ La, 7.30%, due 12/15/12...........               271,974
                                                                    ------------
            TOTAL MUNICIPAL BONDS (COST - $2,167,046) ....             2,182,971
                                                                    ------------
            TOTAL INVESTMENTS IN SECURITIES
            (COST - $18,294,048) .........................          $ 18,429,263
                                                                    ------------



   The accompanying notes are an integral part of these financial statements.

                               CONSECO FUND GROUP

                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 1997 (Unaudited)
================================================================================
(1)  ORGANIZATION

   Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares of beneficial interest, each of which represents a separate diversified portfolio of investments. The Trust consists of three series ("Funds"), each with its own investment objective and investment policies. The Funds are the Equity Fund, the Asset Allocation Fund and the Fixed Income Fund. The Trust's activities were limited to organizational matters with no operating activities through January 1, 1997. The Funds became operational and available for sale on January 2, 1997.

   Each Fund has distinct investment objectives. The Equity Fund invests in selected equity securities and other securities having the investment characteristics of common stocks. The Asset Allocation Fund invests in several asset classes including debt securities, equity securities, and money market instruments. The Fixed Income Fund invests primarily in investment grade debt securities.

   The Funds offer two classes of shares: Class A and Class Y. Sales of Class A shares may be subject to a front-end sales charge. Class Y shares are available with no sales charge to certain institutional investors and qualifying individual investors. Prior to January 2, 1997, an affiliate, Conseco, Inc. ("Conseco"), held all of the outstanding shares of each class of the Funds. The Funds are authorized to issue an unlimited number of shares.

(2)  SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION, TRANSACTIONS, AND RELATED INVESTMENT INCOME

   The investments in each portfolio are valued at the end of each New York Stock Exchange business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. The Trust does not hold any investments which are restricted as to resale, except for the Centura Bank Capital Trust I bond held by the Asset Allocation Fund, which is eligible for resale under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   In each Fund of the Trust, Fund securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mid-day mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined under policies approved by the Board of Trustees of the Trust. Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

DIVIDENDS TO SHAREHOLDERS

   Dividends from the Fixed Income Fund will be declared and distributed monthly. Dividends from the Equity Fund and the Asset Allocation Fund will be declared and distributed quarterly. However, the Trustees may decide to declare dividends at other intervals.

   Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund or Funds to which such gains are attributable.

ORGANIZATIONAL COSTS

   Costs incurred by the Funds in connection with their organization and public offering of shares, estimated at $279,000 have been deferred and will be amortized over a period of approximately 5 years beginning with the initial date of sale of shares to the public. The costs were advanced by Conseco, and will be reimbursed by the Funds over a period of approximately 5 years. The proceeds of any redemption of the initial shares by any holder thereof will be reduced by any unamortized organizational costs in the same proportion as the number of initial shares being redeemed to the number of initial shares outstanding at the time of such redemption.

FEDERAL INCOME TAXES

   For federal income tax purposes, the Funds intend to comply in their initial fiscal year and thereafter with Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income and net capital gain to their shareholders or otherwise complying with the requirements for regulated investment companies, and therefore, no provision has been made for federal income taxes.

CUSTODY FEES

   The Funds receive credits from their custodian based on cash held by each Fund at the custodian. These credits are used to reduce the custody fees payable by each Fund. For the period from inception (January 2, 1997) through June 30, 1997, such credits totaled $7,344, $7,305 and $3,972 for the Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period.Actual results may differ from these estimates.

(3)  AGREEMENTS WITH SUBSIDIARIES OF CONSECO

INVESTMENT ADVISORY AGREEMENT

   Conseco Capital Management, Inc. (the "Adviser"), a wholly owned subsidiary of Conseco, serves as investment adviser to the Funds pursuant to investment advisory agreements. The Adviser supervises the Trust's management and investment program, performs a variety of services in connection with management and operation of the Funds and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The total fees paid to the Adviser for the period from inception (January 2, 1997) through June 30, 1997, were $61,439, $18,156 and $15,619 for the Equity Fund, Asset
Allocation Fund and Fixed Income Fund, respectively.

   Under the investment advisory agreements, the Adviser receives an investment advisory fee equal to an annual rate of .45% of the average daily net asset value of the Fixed Income Fund, .70% of the average daily net asset value of the Equity Fund, and .70% of the average daily net asset value of the Asset Allocation Fund. The Adviser has voluntarily agreed to reduce its advisory fee with respect to the Fixed Income Fund to .40% of such Fund's average daily net assets until April 30, 1998. The Adviser also manages another registered investment company and all of the invested assets of its parent company, Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to Conseco and affiliates. The Adviser has voluntarily agreed to waive its investment advisory fee and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis for Class A Shares exceeds: 1.50% for the Equity Fund, 1.50% for the Asset Allocation Fund, and 1.25% for the Fixed Income Fund; and for Class Y Shares exceeds: 1.00% for the Equity Fund, 1.00% for the Asset Allocation Fund, and
 .60% for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1998.

                               CONSECO FUND GROUP

                            June 30, 1997 (Unaudited)
================================================================================
ADMINISTRATION AGREEMENT

   Conseco Services, LLC (the "Administrator"), a wholly owned subsidiary of Conseco, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.20% of the average daily net assets attributable to Class A and Class Y shares of each Fund. The Administrator has voluntarily agreed to waive its fees and/or reimburse the Funds to the extent that annual total operating expenses exceed 1.50% for Class A shares of the Equity and Asset Allocation Funds and 1.25% for the Class A shares of the Fixed Income Fund and 1.00% for Class Y shares of the Equity and Asset Allocation Funds and 0.60% for Class Y shares of the Fixed Income Fund. The total fees paid to the Administrator for the period from inception (January 2, 1997) through June 30, 1997, were $22,363, $10,078 and $12,655 for the Equity
Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

DISTRIBUTION ARRANGEMENTS

   Conseco Equity Sales, Inc. (the "Distributor"), a wholly owned subsidiary of Conseco, serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, dated January 2, 1997, initially approved by the Board of Trustees. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by selected brokers, dealers and other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature.

   The Trust has adopted distribution and service plans (the "Plans"), dated March 28, 1997, for Class A shares of each Fund in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges.

   Pursuant to the Plans, a Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Class A shares of the Fund and for maintenance and personal service provided to existing Class A shareholders. The Equity Fund's Plan and the Asset Allocation Fund's Plan authorize payments to the Distributor up to 0.50%, and the Fixed Income Fund's Plan up to 0.65%, annually of each Fund's average daily net assets attributable to its Class A shares. The Plans provide for periodic payments by the Distributor to brokers, dealers and financial intermediaries for providing shareholder services to accounts that hold Class A shares and for promotional and other sales related costs. The Distributor has voluntarily agreed to waive its fees and/or reimburse the Funds to the extent that annual total operating expenses exceed 1.50% for Class A shares of the Equity and Asset Allocation Funds and 1.25% for the Class A shares of the Fixed Income Fund. The total fees paid to the Distributor for Class A shares for the period from inception (January 2, 1997) through June 30, 1997, were $1,082, $310 and $63 for the Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

(4)  FINANCIAL HIGHLIGHTS

                                                                      PERIOD FROM INCEPTION (JANUARY 2, 1997) THROUGH JUNE 30, 1997
                                                                      ==============================================================
                                                                                                         ASSET              FIXED
                                                                                      EQUITY           ALLOCATION           INCOME
CLASS A SHARES                                                                         FUND               FUND               FUND
====================================================================================================================================
Net asset value per share, beginning of period...............................         $10.00            $10.00              $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations (a):
   Net investment income (loss)..............................................           (.03)               .10                .27
   Net realized gains and change in unrealized appreciation
     on investments..........................................................            .88                .65                .09
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations......................................            .85                .75                .36
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income and net realized short-term
   capital gains (a).........................................................             --               (.20)              (.30)
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value per share, end of period................................         $10.85             $10.55             $10.06
====================================================================================================================================
Total return (not annualized) (b) (c)........................................          8.50%              6.65%             3.41%
====================================================================================================================================

Ratios/supplemental data:
   Net assets, end of period.................................................     $1,537,971           $433,074           $43,817
   Ratio of expenses to average net assets (b) (annualized)..................          1.50%              1.50%             1.25%
   Ratio of net investment income (loss) to average net
     assets (b) (annualized).................................................         (.66)%              2.06%             5.96%


------------------------------
(a) Per share amounts presented are based on an average of monthly shares outstanding during the period from inception (January 2, 1997) through June 30, 1997.

(b) These ratios have been reduced due to an agreement with the Adviser that the ratio of expenses to average net assets would not exceed on an annual basis
    1.50 percent for the Equity Fund, 1.50 percent for the Asset Allocation Fund and 1.25 percent for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1998. If the aforementioned agreement had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 9.33 percent for the Equity Fund, 23.20 percent for the Asset Allocation Fund and
    102.86 percent for the Fixed Income Fund.

(c) Total return figures do not include sales charges; results would be lower if sales charges were included.

                                                          CONSECO FUND GROUP

                                              NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                                       June 30, 1997 (Unaudited)
====================================================================================================================================
4.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      PERIOD FROM INCEPTION (JANUARY 2, 1997) THROUGH JUNE 30, 1997
                                                                      ==============================================================
                                                                                                         ASSET              FIXED
                                                                                      EQUITY           ALLOCATION           INCOME
CLASS Y SHARES                                                                         FUND               FUND               FUND
====================================================================================================================================
Net asset value per share, beginning of period..................................         $10.00             $10.00          $10.00
Income from investment operations (a):
   Net investment income (loss).................................................           (.01)               .06             .35
   Net realized gains and change in unrealized appreciation
     on investments.............................................................            .89                .56             .06
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations.........................................            .88                .62             .41
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income and net realized short-term
   capital gains (a)............................................................             --               (.05)           (.33)
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value per share, end of period...................................         $10.88             $10.57          $10.08
====================================================================================================================================
Total return (not annualized) (b)...............................................          8.80%              6.90%           3.71%
====================================================================================================================================

Ratios/supplemental data:
   Net assets, end of period...................................................     $48,690,983        $10,706,693     $19,480,853
   Ratio of expenses to average net assets (b) (annualized).....................          1.00%              1.00%            .60%
   Ratio of net investment income (loss) to average net
     assets (b) (annualized)....................................................         (.24)%              2.85%           6.95%



-----------------------------------------------------------------------------------------------------------------------------------
(a) Per  share amounts  presented  are based on an  average  of  monthly  shares outstanding during the period from inception  (January 2, 1997) through June
    30, 1997.

(b) These ratios have been reduced due to an agreement with the Adviser that the ratio of expenses to average net assets would not exceed on an annual basis
    1.00 percent for the Equity Fund, 1.00 percent for the Asset Allocation Fund and .60 percent for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1998. If the aforementioned agreement had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 1.40 percent for the Equity Fund, 1.99 percent for the Asset Allocation Fund and
    1.53 percent for the Fixed Income Fund.

                                                                                                         ASSET              FIXED
                                                                                      EQUITY           ALLOCATION           INCOME
                                                                                       FUND               FUND               FUND
==================================================================================================================================
Supplemental data for all classes:
Net assets, end of period.......................................................     $50,228,954       $11,139,767     $19,524,670
Portfolio turnover rate.........................................................         97.331%          241.150%        220.808%
Average commission rate paid (a)................................................            $.06              $.06           $  --

--------------------------
(a) Computed  by dividing  the  total  amount of  commissions  paid by the total number of shares purchased  and sold during the period for which there was a commission.

                                                                              17


                                                          CONSECO FUND GROUP

                                              NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                                       June 30, 1997 (Unaudited)
====================================================================================================================================
5. INVESTMENT TRANSACTIONS

   Gross unrealized appreciation and depreciation of investments at June 30, 1997 are shown below:

                                                                                                          ASSET             FIXED
                                                                                     EQUITY            ALLOCATION          INCOME
                                                                                      FUND                FUND              FUND
====================================================================================================================================
Gross unrealized appreciation...................................................    $5,832,738           $836,268          $178,343
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation...................................................      (324,896)           (80,664)          (43,128)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation.....................................................    $5,507,842           $755,604          $135,215
====================================================================================================================================
  The  aggregate  cost of purchases  and the  aggregate  proceeds from sales of investments  for the period from  inception  (January 2, 1997)  through June 30,
1997, are shown below:

                                                                                                         ASSET             FIXED
                                                                                     EQUITY           ALLOCATION          INCOME
                                                                                      FUND               FUND              FUND
====================================================================================================================================
Purchases:
   Investments, excluding U.S. government securities and
     short-term investments.....................................................   $63,852,457        $29,966,309       $33,403,290
     U.S. government securities.................................................            --          3,389,012        11,469,004

Sales:
   Investments, excluding U.S. government securities and
     short-term investments.....................................................   $21,080,925        $19,903,176       $15,153,116
   U.S. government securities....................................................           --          3,386,813        11,477,982


                               CONSECO FUND GROUP

                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 28, 1997
================================================================================
SUBMISSION OF MATTERS TO A VOTE
OF SECURITY HOLDERS:

A special meeting of the Conseco Fund Group shareholders was held on March 28, 1997. The following proposals were voted upon and carried:

PROPOSAL 1--To approve investment advisory agreements between the Trust, on behalf of each Fund, and Conseco Capital Management, Inc.:

(For all shareholders of the Equity Fund, the Asset Allocation Fund and the Fixed Income Fund, voting separately)

                    AFFIRMATIVE       NEGATIVE                       SHARES
    FUND               VOTES            VOTES        ABSTENTIONS   OUTSTANDING
--------------------------------------------------------------------------------

Equity              1,008,844             0              0          1,013,229
Asset Allocation    1,003,161             0              0          1,003,456
Fixed Income          954,401             0              0          1,004,754


PROPOSAL 2--To approve a distribution and service plan for each Fund's Class A shares to increase distribution fees:

(For Class A shareholders only of the Equity Fund, the Asset Allocation Fund and the Fixed Income Fund, voting separately)

                    AFFIRMATIVE       NEGATIVE                   CLASS A SHARES
    FUND               VOTES            VOTES        ABSTENTIONS   OUTSTANDING
--------------------------------------------------------------------------------

Equity                 10,330             0              0             14,714
Asset Allocation        3,161             0              0              3,457
Fixed Income            1,870             0              0              2,068


PROPOSAL 3--To ratify the selection of Coopers & Lybrand LLP as independent accountants of the Trust:

(For all shareholders of the Equity Fund, the Asset Allocation Fund and the Fixed Income Fund, voting together)

 AFFIRMATIVE             NEGATIVE                                    SHARES
    VOTES                  VOTES             ABSTENTIONS           OUTSTANDING
--------------------------------------------------------------------------------

2,996,408                   0                    0                  3,021,440

(Fractional shares not shown)

BOARD OF TRUSTEES

WILLIAM P. DAVES, JR.
   Chairman of the Board
   Consultant to insurance and healthcare industries. Director, President and Chief Executive Officer, FFG Insurance Co.

MAXWELL E. BUBLITZ
   President
   Chartered Financial Analyst. President and Director, Adviser.

GREGORY J. HAHN
   Chartered Financial Analyst. Senior Vice President, Adviser.
   Portfolio Manager of the fixed income portion of Asset
   Allocation and Fixed Income Funds.

HAROLD W. HARTLEY
   Retired. Chartered Financial Analyst. Previously, Executive
   Vice President, Tenneco Financial Services, Inc.

DR. R. JAN LECROY
   President, Dallas Citizens Council.

DR. JESSE H. PARRISH
   Former President, Midland college. Higher Education Consultant.

INVESTMENT ADVISER
Conseco Capital Management, Inc. - Carmel, Indiana.

DISTRIBUTOR
Conseco Equity Sales, Inc. - Carmel, Indiana

TRANSFER AGENT
State Street Bank & Trust Company - Boston, Massachusetts

CUSTODIAN
The Bank of New York - New York, New York

INDEPENDENT PUBLIC ACCOUNTANTS
Coopers & Lybrand, L.L.P. - Indianapolis, Indiana

LEGAL COUNSEL
Kirkpatrick & Lockhart L.L.P. - Washington, DC

20